INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2025
INCOME TAX EXPENSE
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Years Ended December 31,
	2024	2025
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(8)%	(21)%
Effect of R&D super deduction	38%	30%
Effect of enacted tax rate change	25%	20%
Effect of change in valuation allowance	(80)%	(54)%
Effective tax rate	0%	0%

Schedule of components of deferred income tax assets and liabilities

	As of December 31,
	2024	2025
Deferred tax assets:
Net loss carryforward	635,188	600,358
Accrued expenses and payroll payable	17,230	14,669
Provision for impairment of assets	3,620	3,171
Valuation allowance	(656,038)	(618,198)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—